SECURITIES & EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)
February 22, 2000


Exact Name of Registration as Specified in Charter:



                          iSHOPPER.COM, INC.

                (Formerly Sunwalker Development, Inc.)

State of Other Jurisdiction of Incorporation:



                                 UTAH



Commission File Number: 33-3275-D


IRS Employer Identification Number: 87-0431533


Address and Telephone Number of Principle Executive Offices:

                         8722 South 300 West
                          Sandy, UTAH 84070
                            (801) 984-9300






Item 7. Financial Statements of Acquired Business.

Enclosed are the financial statements of Ecenter, Inc. and subsidiaries, Ishopper.com, Inc. and Outbound Enterprises, Inc. for the year ended 1998 and period ended August 31, 1999. Registrant acquired Ecenter, Inc. and subsidiaries effective October 4, 1999.



                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iShopper.com, Inc.


Date: February 22, 2000



                            ECENTER, INC.

                  Consolidated Financial Statements

                 August 31, 1999 and December 31, 1998




To the Board of Directors and Stockholders of ECenter, Inc.

We have audited the accompanying consolidated balance sheets of ECenter, Inc. (a Utah corporation) as of August 31, 1999 and December 31, 1998 and the related consolidated statements of operations, stockholders' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ECenter, Inc. as of August 31, 1999 and December 31, 1998 and the results of its operations and cash flows for the periods then ended in conformity with generally accepted accounting principles.


Salt Lake City, Utah
November 19, 1999


                            ECENTER, INC.
                     Consolidated Balance Sheets

                                ASSETS

                                          August 31,         December 31,

                                              1999               1998

Current Assets
    Cash                                  $    117,668       $     20,468
    Accounts Receivable trade
    (Net of allowance for doubtful
     accounts of $180,368 and $26,555,
     respectively)                              433,779            28,875
    Employee receivables                          3,807               547
    Prepaid expense                              45,706            12,057

     Total Current Assets                       600,960            61,947

Property & Equipment, Net (Note 2)               67,980            20,751

Other Assets
    Goodwill, net (Note 1)                       219,221              -
    Deposits (Note 7)                             95,172            11,131

     Total Other Assets                          314,393            11,131

      TOTAL  ASSETS                          $    983,333    $      93,829



            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities

    Accounts payable - trade              $    312,986       $      75,221
    Accrued expenses                           68,079               14,721
    Notes payable  (Note 3)                     150,000             -
    Note payable - related party (Note 4)       340,000             25,000

    Total Liabilities                           871,065            114,942

Stockholders' Equity (Deficit)

    Common stock, no par value; 25,000,000
      shares authorized; 5,000,000 and 2,000,000
    shares issued and outstanding, respectively     254,500          126,500
    Less: Subscriptions receivable                   (3,000)            -
    Retained Deficit                                (139,232)      (147,613)

    Total Stockholders' Equity (Deficit)             112,268        (21,113)

    TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY(DEFICIT)             $     983,333           93,829


                            ECENTER, INC.
                 Consolidated Statements of Operations

                                         For the Eight        For the Year
                                         Months Ended         Ended
                                          August 31,          December 31,
                                          1999                  1998

REVENUES                                 $3,151,693  $414,740

COST OF SALES                            210,665   18,571

GROSS PROFIT                             2,941,028  396,169

OPERATING EXPENSES
  General & Administrative               2,564,608  485,889
  Bad Debt Expense                       372,398   59,720

NET OPERATING INCOME (LOSS)              4,022     (149,440)

OTHER INCOME (EXPENSE):
    Interest Income                         20,402      1,827
    Interest Expense                     (542)     -
     TOTAL OTHER INCOME (EXPENSES)       19,860    1,827

NET INCOME (LOSS) BEFORE TAXES           23,882    (147,613)

INCOME TAXES (Note 1)                    -         -

NET INCOME BEFORE EXTRAORDINARY LOSS:    23,882    (147,613)

EXTRAORDINARY ITEMS:
   Loss on casualty (Net of Income Tax of $0) (Note 6)        (15,500)    -

NET INCOME (LOSS)                        $8,382    $(147,613)

EARNINGS PER SHARE
    Basic:
    Net Income loss before extraordinary
     items                               $    .01   $          (.0)
      Extraordinary items                (.01)     -
INCOME (LOSS) PER SHARE                  $-        $(.07 )

WEIGHTED AVERAGE SHARES OUTSTANDING        2,750,000 2,000,000


                            ECENTER, INC.
           Consolidated Statements of Stockholders' Equity
                 August 31, 1999 and December 31, 1998



                                              Common Stock         Retained
                                     Shares          Amount        Earnings


Balance                              -     $           -      $            -


Shares issued to organizers
 for cash                             2,000,000     126,500              -

Net (loss) for the year ended
      December 31, 1998                -                    -      (147,613)

Balance -December 31, 1998           2,000,000     126,500         (147,613)

Reorganization of Company - Reverse
acquisition of E-Center, Inc.
 (Note 3)                             3,000,000    254,500         -


Net income for the eight months ended August 31, 1999
                                           -         -              8,382


Balance -August 31, 1999              5,000,000  $   254,500   $  (139,232)




                            ECENTER, INC.
                Consolidated Statements of Cash Flows


                                        For the Eight
                                            Months      For the Year
                                            Ended          Ended
                                          August 31,     December 31,
                                            1999             1998


Cash Flows From Operating Activities

  Net (loss) Profit            $         8,382        $    (147,613)
  Less non-cash items:
   Amortization & Depreciation Expense   15,631                1,206
   Bad Debt Expense                      192,030              26,555
   (Increase) decrease in accounts receivable

                                           (553,577)         (55,977)
   (Increase) decrease in prepaid expenses

                                            (30,993)          (12,057)
   Increase (decrease) in accounts payable
                                             224,816            75,221
    Increase (decrease) in accrued expenses
                                               53,358           14,721
     Net Cash Provided (Used) by
      Operating Activities                   (90,353)          (97,944)


Cash Flows from Investing Activities
   Purchase of Equipment                      (86,898)          (21,957)
   Cash paid for deposits                     (84,041)          (11,131)

   Cash deficiency of Acquired Subsidiary
                                                (5,508)             -
   Purchase of Goodwill                       (226,000)              -

     Net Cash Provided (Used) by
      Investing Activities                     (402,447)         (33,088)

Cash Flows from Financing Activities
   Cash from stock issuances                     125,000           126,500
   Cash from debt financing (Net)                465,000            25,000
     Net Cash Provided (Used) by
      Financing Activities                       590,000            151,500


    Increase in Cash                              97,200             20,468

Cash and Cash Equivalents at
 Beginning of Period                              20,468             -

Cash and Cash Equivalents at
 End of Period                          $       117,668  $        20,468

Supplemental Non-Cash Financing Transactions:

Cash paid for:
  Interest                                $          542    $          -
  Income taxes                            $           -     $          -



                            ECENTER, INC.
                  Notes to the Financial Statements
                August 31, 1999 and December 31, 1998


NOTE 1 - Summary Of Significant


Accounting Policies

       a.    Organization

        ECenter, Inc. (the Company) is a consolidated group of corporations with two companies as wholly owned subsidiaries, Outbound Enterprises, Inc. and iShopper Internet Services, Inc.

        ECenter, Inc. (ECenter) was incorporated on April 28, 1999 in the State of Utah and is in the business as a holding corporation for its wholly owned subsidiaries.

        iShopper Internet Services, Inc (iShopper) was incorporated on August
6, 1996 in the State of Utah and is in the business of creating and maintaining internet web sites.

        Outbound Enterprises Inc. (Outbound) was incorporated on July 27, 1998 in the State of Utah and is in the business of marketing the services iShopper provides.

        The shareholders of Outbound acquired control of ECenter in July, 1999 through a reverse merger acquisition of ECenter. The acquisition is accounted for similar to a "pooling of interest" method of accounting where the history of Outbound is shown from inception (1998).

        iShopper was acquired on July 1, 1999. All of the stock of iShopper was acquired for a down payment of $76,000 and a note of $150,000 with payments of $30,000 per month. The acquisition of iShopper was accounted for as a purchase with net assets of iShopper being $(780) at purchase, resulting in goodwill value of $226,780. iShopper's business activity is shown since acquisition on July 1, 1999.

        Ecenter activity is shown since inception (April 28, 1999).

NOTE 1 - Summary Of Significant Accounting Policies (Continued)

       b.  Recognition of Revenue

        The Company's subsidiaries, Outbound and iShopper, are in the business of putting on seminars to the general public to advertise its expertise in creating, maintaining and promoting individual E-Commerce sites for potential new businesses.

   The seminars are used to educate the public in the general business of internet sites and promotes its services for further development of individual sites for interested new businesses. The Company offers a range of services from individual design to complete maintenance and publicity of internet sites. Customers select what services that which to have provided and pay either cash, third party financing arranged through the Company, or in-house financing. When the Company uses financing through a third party, a discount and processing fees are charged and are netted against gross sales. The Company is also charged a reserve account for possible bad debt accounts.
(See Note 7).

       c.  Earnings (Loss) Per Share

        The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

       d.  Cash and Cash Equivalents

        The company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

       e.  Provision for Income Taxes

        No provision for income taxes have been recorded due to net operating loss carryforwards totalling approximately $147,000 that will be offset against future taxable income. These NOL carryforwards will begin to expire in the year 2016.

 No tax benefit has been reported in the financial statements until the year end taxable income has been computed and an estimate of future net income estimated.

NOTE 1 - Summary Of Significant Accounting Policies (Continued)

       e.  Provision for Income Taxes (continued)

        Estimated Deferred tax asset and the valuation account is as follows:

                                                      December 31,
                                                          1998

Deferred tax asset:

           NOL carryforward                            $  48,000

           Valuation allowance                           (48,000)
                                                       $     -


                            ECENTER, INC.
                  Notes to the Financial Statements
                  August 31, 1999 and December 31, 1998


     f.        Goodwill

        Goodwill is a result of the purchase of iShopper Internet Services, Inc. and is being amortized on the straight line basis over a five year period. Amortization expense charged to operations for 1999 was $7,559.

     g.  Principles of Consolidation

        These financial statements include the books of ECenter, Inc and its wholly owned subsidiaries, Outbound and iShopper. All intercompany transactions and balances have been eliminated in the consolidation.

       h.  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2 - Property and Equipment

       The Company capitalizes purchases of long lived assets that are expected to give benefit to the Company over the life of the asset. The Company also capitalizes improvements and costs that increases the value of or extend the life of the asset.

      Capitalized assets are depreciated over the estimated useful lives of the assets (five to seven years for furniture and fixtures, 3 years for computer equipment) on the straight line basis.


NOTE 2 - Property and Equipment (continued)

       Property and equipment consists of the following at August 31, 1999 and December 31, 1998:

                                   August 31,         December 31,
                                   1999               1998
       Furniture & Fixtures        $ 13,673  $  3,410
       Computer Equipment            95,183    18,547
                                    108,856    21,957
       Less: Accumulated
       Depreciation                 (40,876)  (1,206)
       Total Property & Equipment  $ 67,980  $ 20,751

       At the time of acquisition, June 30, iShopper had property and equipment as follows:

           Furniture & Fixtures              $ 38,103
           Accumulated Depreciation           (33,008)
           Net Assets                        $ 5,095

        Depreciation expense for the period ended August 31, 1999 and December 31, 1998 is $8,072 and $1,206, respectively.

NOTE 3 - Note Payable

        In July, the Company purchased iShopper Internet Services, Inc. for $226,000. The Company paid $76,000 cash and agreed to pay the remaining $150,000 in monthly installments of $30,000 beginning September 1999. The balance is non-interest bearing.

NOTE 4 - Note Payable - Related Party

        During 1998 the Company received $25,000 from an officer/director. The note was repaid in 1999.

        During 1999, the Company received $340,000 from shareholders in anticipation of a merger. The notes were converted into equity in November, 1999 when the merger candidate was found (Note 5).

NOTE 5 - Subsequent Events

        In October, 1999, the Company completed a reverse merger through a public shell, Sunwalker Development, Inc., which later changed its name to iShopper.com, Inc. As part of this acquisition, several shareholders loaned ECenter, Inc. $340,000 and was later converted into Sunwalker shares.

       Just before the acquisition of Sunwalker, Sunwalker management offered 260,000 stock options to selected shareholders of ECenter, Inc. and other consultants for $.01 per share. These options were exercised after the acquisition of Sunwalker and before the end of the year.

NOTE 6 - Extraordinary Loss

        During 1999, the Company advanced funds for renovation on the anticipated acquisition of a building in Salt Lake City. During the construction phase, a tornado destroyed the building and was written off as a complete loss. The loss is presented as an extraordinary loss in the statement of operations.

NOTE 7 - Factored Accounts Receivable

        During 1999, the Company used two different accounts receivable factoring and servicing companies to assist in the financing and collection of its accounts receivable.

       During 1999 (eight months), the Company sold $490,403 of its accounts receivable to a third party, which charged the Company a discount of $58,519 and established a reserve account for potential future uncollectibles. The balance of the reserve account at August 31, 1999 was $90,322. The other company was used as a servicing agency to bill and collect the Company's own accounts receivable and charged the Company 44,487 in service fees.